1 Investor Presentation Investor Presentation May 2016 Exhibit 99.1

Entellus Medical May 2016
Forward Looking Statements
Forward Looking Statements
This presentation may contain forward-looking statements concerning the company’s business, operations and financial performance and condition, as well as its plans, objectives and expectations for its business operations and financial performance and condition. These forward-looking statements include, but are not limited to, statements about the company’s total addressable market, financial guidance and future financial performance, product performance and benefits, ability to implement its business model and strategic plan, ability to manage and grow its business, ability to establish and maintain intellectual property protection for its products or avoid claims of infringement, ability to hire and retain key personnel, and expectations about market trends, along with third-party payor reimbursement and coverage decisions. Forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the company’s business and the industry in which it operates, and management’s beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond the company’s control. As a result, any or all of the forward-
looking statements in this presentation may turn out to be inaccurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the company or any other person that the company will achieve its objectives and plans in any specified timeframe, or at all. Factors that may cause actual results to differ materially from current expectations include, among other things, those described in the section entitled
“Risk Factors” and elsewhere in greater detail in our Annual Report on Form 10-K filed with the Securities and Exchange
Commission on February 25, 2016 and other filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise any forward-looking statements, even if subsequent events cause its views to change. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verified this statistical data.

Entellus Medical May 2016
Well Positioned in Chronic Sinusitis
Well Positioned in Chronic Sinusitis
LARGE
Potential Market
Over 29 Million Adults and 6 Million Children
with Chronic Sinusitis
CLINICAL
Efficacy
Randomized trial showing
Entellus products as
effective as surgery
REDUCES
Costs
Benefitting healthcare
system & patient
RAPID
Revenue Growth
2015 26% y/y growth
2016 Guidance 19% –
25% y/y growth*
*Guidance communicated on 5/4/16. The fact that the company includes these projections in this presentation should not be taken to mean that these comments continue to be the company’s projections as of any subsequent date.
Minimally Invasive
Treatment
for Chronic &
Recurrent
Sinusitis

Entellus Medical May 2016
Strong Financial Performance & Outlook
Strong Financial Performance & Outlook
$17.6M
$32.5M
$48.8M
$0
$10
$20
$30
$40
$50
$60
$70
2012
2013
2014
2015
Gross Margin:
73%
76%
77%
78%
76%
78%
$61.6M
Annual Revenue
Q1 Y/Y Revenue
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
Q1 '15
Q1 '16
$16.9M
$13.5M

Entellus Medical May 2016
Overview of Chronic Sinusitis
Overview of Chronic Sinusitis
Heavy Purulent Drainage
Facial Pressure & Fullness
Nasal Congestion
Fatigue
Facial or Dental Pain
Headache
Common Symptoms
U.S. Adult CS Statistics
Approximately 29 Million afflicted
1
12.3M annual patient visits to MD
2
23% of patient visits are to ENTs
2
1.23M patients seen by ENTs annually
$8.6 Billion in healthcare costs
Est. 552K sinus surgeries in 2015
1
12% of US adults per 2013 U.S. census data
2
CDC 2009-2010 NAMCS/NHAMCS survey

Entellus Medical May 2016
0`
Annual Patients to ENT
Entellus Market Opportunity in U.S.
Symptoms Relieved
by Medical
Management (Rx)
Fail Rx & Elect
Not to have Surgery
Surgery
(FESS)
85% Well
Suited for
BSD in Office
30% Well
Suited for
Hybrid BSD
in OR
Addressable Market for BSD
in 2015
~630,000
~630,000
~1,233,000
Treatment of Chronic Sinusitis Patients
Treatment of Chronic Sinusitis Patients
600,000
400,000
200,000
55% Well
Suited for
BSD in Office
All numbers are approximate and company estimates for 2015
304,000
(48%)
Office
Market
464,000
(73%)
168,000
(27%)
160,000
(25%)
OR
Market
168,000
(27%)
552,000
(45%)
188,000
(15%)
493,000
(40%)
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
Chronic Sinusitis
Patients

Entellus Medical May 2016
Balloon Sinus Dilation Market Opportunity
Balloon Sinus Dilation Market Opportunity
$680M
464,000 Procedures
$275M
168,000 Procedures
Total Market:
Office Market:
OR Market:
+
=
$955M
630,000 Procedures
Growth Drivers in the Trend Toward Office Sinus Procedures
Strong clinical data from Entellus balloon sinus dilation
Favorable economics for ENTs, patients and the healthcare system
Ease-of-use for ENT physicians and very good patient comfort
Physician convenience and time savings
Increasing peer-to-peer discussions amongst ENTs

entellus MEDICAL

PathAssist™
Sinus Confirmation Tools
XprESS™
Multi-Sinus Dilation Systems
LED
Light Fiber™
Light Fiber
Light
Seeker™
Sphenoid
Seeker/Freer
FinESS™
Sinus Treatment
Maxillary
Seeker
XprESS™ Ultra
XprESS™
LoProfile
Sinus
Guidewire
Endoscope
XprESS™ Pro

8 Entellus Medical May 2016 Full Line of Sinus Dilation Solutions Full Line of Sinus Dilation Solutions

entellus MEDICAL

2.0mm
1.5mm

XprESS

XprESS™ Pro

1.75mm
1.2mm

XprESS™
PathAssist™

XprESS™ LoProfile

1.5mm
1.0mm

XprESS™
PathAssist™

XprESS™ Ultra

Entellus Medical May 2016
•
Introduced 2011
•
Introduced 2012
•
Always sold with LED
Light Fiber
•
Introduced 2015
•
Always sold with LED
Light Fiber
XprESS Multi-Sinus Dilation System
Product Family
Shapeable Tip

Entellus Medical May 2016
XprESS Multi-Sinus Indications
XprESS Multi-Sinus Indications
Indications for Use
To access and treat the maxillary ostia/ethmoid infundibula in patients 2 years and older, and frontal ostia/recesses and sphenoid sinus ostia in patients 12 years and older using a trans-nasal approach.  The bony sinus outflow tracts are remodeled by balloon displacement of adjacent bone and paranasal sinus structures.
Frontal
Sphenoid
Maxillary

IN-OFFICE ENT SOLUTIONS

Diagnosis

MiniFESS™ Sinus Seekers and FocESS™ Sinuscopes

Reusable sinus seekers and new 3mm sinuscopes to quickly locate and access all sinuses

Balloon Sinus Dilation

XprESS™

Multi-Sinus Dilation Systems are the most office friendly systems available

Post Op

XeroGel™ Nasal Packing

Chitosan-based nasal packing product used at the completion of FESS or hybrid surgical procedures

- Entellus has an exclusive distribution agreement

Complex Cases

Fiagon™ Sinus Navigation System

Innovative surgical navigation system optimized for ENT office procedures

- Entellus has an exclusive distribution agreement

MiniFESS

MiniFESS™ Surgical Instruments

8 new surgical instruments allow easy transition of FESS procedures to the office

11 Entellus Medical May 2016 Leading the Way to the Office Leading the Way to the Office Xoran™ MiniCAT,

entellus MEDICAL

5 in.
12 in.

FUSION
34 in.
14.5 in.

Entellus Medical May 2016
Open Platform
Minimal space ideally suited for
the office
Simple set-up process
Compatible with XprESS Pro
Tracks both rigid and malleable
instruments
Compatible with debriders and
shavers from multiple
manufacturers
Accurate to 2mm
Over 8 times larger than Fiagon
Requires separate cart making
office use logistically challenging
Multiple complex steps
Each instrument requires set-up
Only tracks rigid instruments
Only compatible with Medtronic
devices
Requires initial purchase of
Medtronic tools to enable
procedures
Accurate to 2mm
Fiagon IGS Well Suited for Office Setting
Fiagon IGS Well Suited for Office Setting
Medtronic
Fusion IGS
Over 8X
Larger
Entellus
Fiagon IGS

Entellus Medical May 2016
Competitive Advantages
Competitive Advantages
Entellus XprESS offers ENT physicians and staff:
1.
Single integrated device
2.
Sinus seeker-based design, familiar to sinus surgeons
3.
Smaller device enables easier sinus access and procedure
4.
Slideable balloon to enhance endoscopic visualization
5.
Malleable, controllable tip customizable to unique anatomy
6.
Multiple methods of confirming device placement
7.
No capital equipment necessary such as CT image guidance
8.
Multitier product family provides feature / price flexibility

UNCINATE PROCESS
AREA SHOWN IN DETAIL
90°
135°
TO NOSTRIL
TO MAXILLARY SINUS

Entellus Medical May 2016
Competitive Advantages in Treating
Maxillary & Frontal Sinuses
Competitive Advantages in Treating
Maxillary & Frontal Sinuses
Frontal
Advantage:
5 Confirmation Methods
1.
Palpation and tactile feel
2.
Direct visualization
3.
Depth of insertion with shaft markings
4.
Transillumination
5.
Controlled light excursion on forehead
Maxillary
Advantage:
•
Controllable, angled device tip plus
transillumination enables accurate
cannulation of the maxillary sinus ostium
•
Proven efficacious in a randomized trial

Entellus Medical May 2016
Comprehensive Intellectual Property
Comprehensive Intellectual Property
Entellus
&
Acclarent
license
agreement
-
Feb
2011
–
Entellus licensed entire portfolio of current and future Acclarent balloon sinus dilation patents
–
Entellus XprESS, FinESS, and PathAssist product lines are Covered
Products under the non-exclusive license
–
Paying a royalty on net sales of Covered Products
Entellus has at least 29 issued & 14 pending U.S. patents relating to sinusitis treatment
–
At least 13 patents are directed towards the XprESS products line

Entellus Medical May 2016
Substantial Body of Clinical Evidence
Substantial Body of Clinical Evidence
Subjects Treated
REMODEL Randomized Trial of Entellus
Office Balloon Sinus Dilation vs. FESS
135
81
XprESS Multi-Sinus Office
Treatment
5 Other Clinical Studies of
Entellus Products
473
2 Cadaver Studies: Accuracy of Maxillary Sinus
Cannulation & Effectiveness of Transillumination
36
Studies
Safety & Efficacy Demonstrated in 8 Clinical Studies
Involving nearly 700 Patients
50
XprESS Pediatric Study

Entellus Medical May 2016
Just Published!
Just Published!
REMODEL Larger Cohort With
Long-term Outcomes and Meta-Analysis of
Standalone Balloon Dilation Studies
Rakesh K. Chandra, MD; Robert C. Kern, MD; Jeffrey L. Cutler, MD;
Kevin C. Welch, MD; Paul T. Russell, MD
The Laryngoscope. January, 2016. [printed version]
–
REMODEL data on larger cohort of 135 patients with 1 to 2
years of follow-up
–
Meta-analysis of 7 standalone balloon dilation studies
including 358 patients with follow-up from 6 months to 2
years

Entellus Medical May 2016
Prospective, multicenter randomized controlled trial at 14 centers
–
135 Adult patients treated with Entellus balloon sinus dilation performed in an
ENT physician office or traditional sinus surgery (FESS)
–
All patients exhibited maxillary sinusitis with or without ethmoid inflammation
Primary Endpoints:
–
Non-inferiority at reducing sinusitis symptoms as assessed by change in
Sino-Nasal Outcomes Test (SNOT-20) QOL survey scores
–
Superiority of BSD regarding the mean number of debridements per patient after treatment
Additional Endpoints:
–
Complication rate, recovery time, surgical revision rate, change in number of sinusitis episodes, and changes in activity impairment and work productivity
Post-procedure follow up conducted at 1 week, months 1, 3, 6, 12, and every 6 months until study closure
REMODEL Randomized Trial of Office Balloon Sinus Dilation vs. FESS
REMODEL Randomized Trial of Office Balloon Sinus Dilation vs. FESS

Entellus Medical May 2016
Significant
Reduction of
Sinusitis
Episodes
3 Times
Faster
Recovery
Similar
Symptom
Reduction
REMODEL Randomized Trial of Office Balloon Sinus Dilation vs. FESS
REMODEL Randomized Trial of Office Balloon Sinus Dilation vs. FESS
Debridement
Rate Superior
to
FESS
Entellus Balloon
FESS
Both Primary Endpoints
Achieved
Recovery Time (days)
1.7
5.0
0
1
2
3
4
5
6
0.2
1.0
0
0.4
0.8
1.2
0
1
2
3
Pre-Tx
6M
12M
18M
24M
SNOT-20 Symptom Score
# Episodes 12Mo. Before & After Tx
Avg. Debridements per Patient
p < 0.0001
p < 0.0001
Balloon dilation non-inferior
to FESS, p <0.001
5.1
4.5
0.9
0.8
0
1
2
3
4
5
6
p < 0.0001
p < 0.0001

Entellus Medical May 2016
Entellus balloon products used in the ENT physician office as a standalone therapy demonstrated the following:
REMODEL Trial –
Additional Key Findings
REMODEL Trial –
Additional Key Findings
Entellus products are the only devices proven in a sufficiently powered prospective, multicenter, randomized, controlled trial to be as effective as FESS
2.7%
6.9%
0%
3%
6%
9%
18-Month Revision Rate
Balloon
FESS
32%
56%
0%
25%
50%
75%
100%
Bleeding after Discharge
Balloon
FESS
1.0
2.8
0
1
2
3
4
Duration (days) of Prescription Pain Rx
Balloon
FESS
p = 0.009
p < 0.0001
p = NS

Entellus Medical May 2016
Clinical Studies to Broaden Indications
Clinical Studies to Broaden Indications
Pediatric IDE Study
–
Multicenter study to support 510(k) clearance
–
Treatment of 50 sinuses in 25 to 50 patients; 3-month follow-up
–
Study completed; FDA 510(k) clearance received
Patient Age
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
Acclarent
Entellus
Maxillary Only
Maxillary Only
Frontal, Sphenoid, Maxillary
All 3 Sinuses
Caution: Investigational device.  Limited by U.S. Law to investigational use
Eustachian Tube IDE Study
–
Completed Phase I of study (10 patients)
–
Currently enrolling for Phase 2
–
Study limited to 70 patients and 7 investigators
Entellus has Broadest
Indication in Adolescents

Entellus Medical May 2016
BSD Significantly Reduces Health Care
Utilization and Activity Impairment
BSD Significantly Reduces Health Care
Utilization and Activity Impairment
Rhinosinusitis Symptom Inventory (RSI)
Healthcare Use (Meta-analysis)
5.4
4.5
6.8
1.5
1.6
2.3
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
Acute
infections
Antibiotic
courses
Physician/nurse
visits
12 Months before Tx
12 Months after Tx
p <0.0001
p <0.0001
p <0.0001
N = 167                    N = 165                      N = 172
Reduces
–
Sinusitis episodes
–
Sinus infections
–
Antibiotic use
–
Physician visits
–
Homebound days
–
Daily activity
impairment
–
Impairment while
working

Entellus Medical March  2016
Broad Reimbursement
Broad Reimbursement
Acceptance by many insurers has led to broad insurance coverage for balloon sinus dilation
Major payors for standalone balloon sinus dilation include Medicare,
Medicaid in 30 states, United Healthcare, Aetna, Cigna, Humana, Kaiser,
TRICARE, Health Net, BCBS in 17 states
Non-covering insurers include Anthem/WellPoint and other BCBS plans
79%
21%
Stand-alone Balloon Dilation
Covered
Investigational
5/8/16
88%
12%
Balloon Dilation During FESS
Covered
Investigational
5/816

Entellus Medical May 2016
Cost of FESS vs. Office Balloon Sinus Dilation
Cost of FESS vs. Office Balloon Sinus Dilation
Sinus Disease
2016 National Average Cost to Medicare
BSD
in Office
FESS in
Hospital
FESS
in ASC
% FESS costs
more than BSD:
Hospital
& ASC
Maxillary +
Ethmoid
$3,356
$7,980
$5,075
138% &
51%
Max + Frontal + Ethmoid
$4,987
$11,830
$7,574
137% & 52%
Max+Frontal+Sphen+Ethmoid
$6,590
$15,323
$9,715
133% & 47%
Office BSD is less costly to patients and the healthcare system than
FESS in the OR, irrespective of the number of sinuses treated
Costs include payments to physicians and facilities, plus cost of post-FESS debridement or post-BSD nasal endoscopy.
Ethmoidectomy
is performed with all FESS procedures. Costs are based on 2016 Medicare average reimbursement rates.

Entellus Medical May 2016
Focused on Market Development
Focused on Market Development
400+
*
Peer training events
15,000+
*
Views of Live Case
Videos
140
Direct U.S. sales organization as
of March 31, 2016
REMODEL
Results up to 2 years show BSD is
as effective as FESS while
providing a superior patient
experience
*Based on 2015 internal company estimates
Market
Development
Sales
Rep
Training
Physician
Training
Physician
Education
Patient
Education
20,000+
*
Average visits per month to
SinusSurgeryOptions.com
8,000+
*
Patients using “Find-a-
Doctor” tool each month on
average
Meta Analysis
Highlights combined analysis of all 6 Entellus
sponsored BSD studies.  Shows positive
results are consistent and clinically
meaningful

Entellus Medical May 2016
International Commercialization Underway
International Commercialization Underway
Worldwide regulatory approvals received
Recently established direct sales team in the UK
Indirect distribution efforts underway in Europe
and Canada
Initial cases commenced in June 2015

Entellus Medical May 2016
Revenue and Cash Snapshot
Revenue and Cash Snapshot
Quarterly Revenue YOY & Guidance
Growth:
22%
Growing Revenue Base
–
2015: 26% growth
–
2016E: 19 –
25% growth
Expanding Account Base
Cash position of $62M
as of March 31, 2016
25%
27%
25%
17 -
24%
2015 vs 2014
2016 vs 2015
*
* Guidance
communicated
on
5/4/16.
The
fact
that
the
company
includes
these
projections
in
this
presentation
should
not
be
taken
to
mean
that these comments continue to be the company’s projections as of any subsequent date.
$12.5M
$15.2M
$11.7M
$13.5M
$16.9M
$15.2M
$17.8M –
$18.8M
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
Q2'14
Q2'15
Q3'14
Q3'15
Q4'14
Q4'15
Q1'15
Q1'16
Q2'15
Q2'16 E
$14.8M
$18.1M
$14.6M

Entellus Medical May 2016
Penetrate U.S. Market
Grow Direct Sales Force
Educate ENTs on clinical and
economic value of office BSD
Increase Payor Coverage
Peer-to-peer initiatives
Broaden Indications and Acceptance
Pediatric indication
Eustachian tube indication
Mini-FESS
Increase Patient Awareness
Positioned For Growth
Positioned For Growth
Expand Internationally
Complete product registrations
Commercialize internationally
Launched in Europe and
Canada
New Products Tailored to Office
XprESS Ultra
MiniFESS™ and FocESS™ Tools
Fiagon Image Guidance System